Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

OF

STRATEGIC HOTELS & RESORTS, INC.

OFFER TO PURCHASE

FOR CASH ANY AND ALL OF STRATEGIC HOTEL FUNDING, L.L.C.’S

OUTSTANDING 3.50% EXCHANGEABLE SENIOR NOTES DUE 2012

CUSIP Number	Issuer	Title of Security
86272XAA5	Strategic Hotel Funding, L.L.C.	3.50% Exchangeable Senior Notes due 2012

PURSUANT TO THE OFFER TO PURCHASE DATED MAY 10, 2010

THE TENDER OFFER (AS DEFINED BELOW) WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JUNE 7, 2010 (INCLUSIVE OF JUNE 7, 2010), UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS OF THE EXCHANGEABLE NOTES (AS DEFINED BELOW) MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR EXCHANGEABLE NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION (AS DEFINED BELOW). EXCHANGEABLE NOTES MAY BE WITHDRAWN AT OR PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER.

The Depositary for the Tender Offer is:

Global Bondholder Services Corporation

By facsimile:

(For Eligible Institutions only)

(212) 430-3775

Confirmation:

(212) 430-3774

By Mail, Overnight Courier of by Hand:

65 Broadway—Suite 404

New York, New York 10006

Attn: Corporate Actions

DELIVERY OF THIS LETTER OF TRANSMITTAL BY ANY MEANS OTHER THAN AS PROVIDED HEREIN WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions contained herein should be read carefully before this Letter of Transmittal (as defined below) is completed and signed. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase of Strategic Hotels & Resorts, Inc., dated May 10, 2010 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”). To the extent there are any conflicts between the terms and conditions of this Letter of Transmittal and the terms and conditions of the Offer to Purchase, the terms and conditions of the Offer to Purchase shall control.

Any questions related to the procedure for tendering Exchangeable Notes and requests for assistance may be directed to either the Dealer Managers or the Information Agent, each at its address and telephone numbers set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, or any other documents may be directed to the Information Agent at the address and telephone numbers set forth on the back cover of this Letter of Transmittal.

This Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”) and the Offer to Purchase constitute an offer (the “Tender Offer”) by Strategic Hotels & Resorts, Inc. (“Strategic”) to purchase any and all 3.50% Exchangeable Senior Notes due 2012 (the “Exchangeable Notes”) for cash, on the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal, from registered holders of the Exchangeable Notes (each, a “Holder”). The Exchangeable Notes were issued by and represent obligations of Strategic Hotel Funding, L.L.C. (“SH Funding”), a subsidiary of Strategic.

All of the Exchangeable Notes are held in book-entry form through the facilities of The Depository Trust Company (“DTC”) and may only be tendered by book-entry transfer to the Depositary’s account at DTC. As described in the Offer to Purchase, any Holder desiring to tender Exchangeable Notes should (a) tender through DTC pursuant to DTC’s Automated Tender Offer Program (“ATOP”), (b) request the Holder’s broker, dealer, commercial bank, trust company or other nominee to effect the transaction, or (c) if the Exchangeable Notes are held in certificated form, complete and sign this Letter of Transmittal or a facsimile copy of this Letter of Transmittal in accordance with the instructions in this Letter of Transmittal, mail or deliver it and any other required documents to the Depositary, and deliver the certificates for the tendered Exchangeable Notes to the Depositary (or transfer such Exchangeable Notes pursuant to the book-entry transfer procedures described herein). The proper procedures for tendering Exchangeable Notes pursuant to the Tender Offer are described in the Offer to Purchase under the caption “Terms of the Tender Offer—Procedures for Tendering.”

A tender will be deemed to have been received only when the Depositary receives (i) either a duly completed Agent’s Message (as defined below) through the facilities of DTC at the Depositary’s DTC account or a properly completed Letter of Transmittal, and (ii) confirmation of book-entry transfer of the Exchangeable Notes into the Depositary’s applicable DTC account (a “Book-Entry Confirmation”). The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC described in such Agent’s Message, stating (a) the aggregate principal amount of Exchangeable Notes that have been tendered by such participant pursuant to the Tender Offer, (b) that such participant has received the Offer to Purchase and this Letter of Transmittal and agrees to be bound by the terms of the Tender Offer as described in the Offer to Purchase and this Letter of Transmittal and (c) that Strategic may enforce such agreement against such participant.

You may submit only one Agent’s Message or Letter of Transmittal for the Exchangeable Notes tendered.

Notwithstanding any other provision of the Tender Offer, the obligations of Strategic to accept for purchase, and to pay the Tender Offer Consideration, plus the amount of accrued and unpaid interest thereon from the last interest payment date to, but not including, the Settlement Date, for Exchangeable Notes validly tendered pursuant to the Tender Offer is subject to and conditioned upon the satisfaction of (or, where applicable, waiver by Strategic) all applicable conditions described under “Terms of the Tender Offer—Conditions to the Tender Offer” in the Offer to Purchase.

Tenders of Exchangeable Notes may be withdrawn at any time on or prior to the Expiration Date, but not thereafter, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by Strategic).

Strategic will pay to you, or cause its subsidiaries to pay you the Tender Offer Consideration for your validly tendered (and not validly withdrawn) Exchangeable Notes that Strategic accepts pursuant to the Tender Offer, plus an amount equal to any accrued and unpaid interest on such Exchangeable Notes to, but not including, the Settlement Date, in cash promptly after the Expiration Date.

In the event that the Tender Offer is withdrawn or otherwise not completed, neither the Tender Offer Consideration that might otherwise have been applicable, nor the accrued interest on the tendered Exchangeable Notes mentioned above, will be paid or become payable to Holders who have tendered such Exchangeable Notes in the Tender Offer, and any such Exchangeable Notes tendered pursuant to the Tender Offer will be returned to the tendering Holders (or, in the case of Exchangeable Notes tendered by book-entry transfer, such Exchangeable Notes will be credited to the account maintained at DTC from which such Exchangeable Notes were delivered).

The Tender Offer is made upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase. Holders should carefully review such information.

To properly complete this Letter of Transmittal, a Holder must:

•	complete the information in the appropriate box(es) under the heading entitled, “Description of Exchangeable Notes Tendered”;

•	sign this Letter of Transmittal by completing the box entitled “Please Sign Here”;

•	if appropriate, check and complete the box entitled “Special Payment and Delivery Instructions”; and

•	complete the IRS Form W-9 or other withholding forms described herein.

The Tender Offer is not being made to, nor will tenders of Exchangeable Notes be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of the Tender Offer would not be in compliance with the laws of such jurisdiction.

DESCRIPTION OF EXCHANGEABLE NOTES TENDERED

Indicate in the box below the aggregate principal amount of 3.50% Exchangeable Senior Notes due 2012 (the “Exchangeable Notes”) to which this Letter of Transmittal relates. If the space provided below is inadequate, list the principal amount of Exchangeable Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.

Name(s) and Address(es) of Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Exchangeable Notes are Held (Please fill in, if blank)	Aggregate Principal Amount Represented*	Principal Amount Tendered

*  Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Exchangeable Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 3.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Purchase, dated May 10, 2010 (the “Offer to Purchase”), of Strategic Hotels & Resorts, Inc. (“Strategic”), and this Letter of Transmittal and instructions hereto (the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer Documents”) relating to Strategic’s tender offer (the “Tender Offer”) to purchase for cash, upon the terms and subject to the conditions set forth in the Offer Documents, any and all of Strategic Hotel Funding, L.L.C.’s (“SH Funding”) outstanding 3.50% Exchangeable Senior Notes due 2012 (the “Exchangeable Notes”) at a purchase price in the amount of $1,000 per $1,000 principal amount (the “Tender Offer Consideration”), plus accrued and unpaid interest to, but not including, the date on which Strategic pays the Tender Offer Consideration in respect of the Exchangeable Notes validly tendered (and not validly withdrawn) and accepted for purchase by Strategic (the “Settlement Date”), determined in accordance with the Tender Offer and as set forth in the Offer to Purchase. Any such Exchangeable Notes purchased will be cancelled.

The Tender Offer will expire at 12:00 midnight, New York City time, on June 7, 2010 (inclusive of June 7, 2010), unless extended or earlier terminated with respect to the Exchangeable Notes by Strategic in its sole discretion (such date and time, as the same may be extended, the “Expiration Date”).

Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to Strategic the principal amount of Exchangeable Notes indicated above. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Offer to Purchase.

Subject to, and effective upon, acceptance for purchase of Exchangeable Notes tendered in accordance with the terms and subject to the conditions of the Tender Offer, including, if the Tender Offer is extended or amended with respect to the Exchangeable Notes, the terms and conditions of the extension or amendment, the undersigned hereby agrees to sell, assign and transfer to, or upon the order of, Strategic all rights, title and interests in and to all Exchangeable Notes tendered and releases and discharges Strategic and SH Funding from any and all claims such registered holder of Exchangeable Notes (a “Holder”) may now have, or may have in the future, arising out of, or related to, the Exchangeable Notes validly tendered and not withdrawn and accepted for purchase by Strategic, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Exchangeable Notes (other than any accrued and unpaid interest to be paid by Strategic in connection with the Tender Offer) or to participate in any redemption or defeasance of the Exchangeable Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Exchangeable Notes, with full power of substitution, with full knowledge that the Depositary also acts as the agent of Strategic (the power of attorney being deemed to be an irrevocable power coupled with an interest), to present such Exchangeable Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Exchangeable Notes on the account books maintained by DTC to, or upon the order of, Strategic, receive all benefits and otherwise exercise all rights of beneficial ownership of such Exchangeable Notes (except that the Depositary will have no rights to, or control over, funds from Strategic, except as agent for the tendering Holders, for the Tender Offer Consideration and accrued interest for any tendered Exchangeable Notes that are purchased by Strategic) and deliver to Strategic the Letter of Transmittal, all in accordance with the terms and subject to the conditions of the Tender Offer.

The undersigned understands and acknowledges that the Tender Offer will expire on the Expiration Date, unless extended or earlier terminated by Strategic in its sole discretion. In addition, the undersigned understands and acknowledges that, in order to receive the Tender Offer Consideration, the undersigned must have validly tendered (and not validly withdrawn) Notes at or prior to the Expiration Date.

The undersigned understands and acknowledges that the Exchangeable Notes tendered pursuant to the Tender Offer may not be withdrawn after the Expiration Date, except in limited circumstances where additional withdrawal rights are required by law (as determined by Strategic). Exchangeable Notes tendered in the Tender Offer may be withdrawn after July 6, 2010 if such Exchangeable Notes have not been accepted for payment as provided in the Offer to Purchase. In addition, in the event of a termination of the Tender Offer without any Exchangeable Notes being purchased, the Exchangeable Notes not purchased will be promptly returned to the tendering Holders.

The undersigned understands and acknowledges that tenders of Exchangeable Notes pursuant to any of the procedures described in the Offer Documents and acceptance of tendered Exchangeable Notes by Strategic for purchase will constitute a binding agreement between the undersigned and Strategic upon the terms and subject to the conditions of the Tender Offer in effect on the Expiration Date.

Unless otherwise indicated below in the box entitled “Special Payment and Delivery Instructions,” please issue and mail the check for payment with respect to any Exchangeable Notes accepted for payment to the address(es) of the registered Holder(s) appearing above under “Description of Exchangeable Notes Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Payment and Delivery Instructions,” please credit the account maintained at DTC appearing above under “Description of Exchangeable Notes Tendered” with any Exchangeable Notes not accepted for payment.

In the event of a termination of the Tender Offer, the respective tendered Exchangeable Notes will be credited to such Holder’s account through DTC and such Holder’s DTC participant, unless otherwise indicated below in the box entitled “Special Payment and Delivery Instructions.” The undersigned recognizes, however, that Strategic has no obligations pursuant to the “Special Payment and Delivery Instructions” box provisions of this Letter of Transmittal to transfer any Exchangeable Note from the name of the registered Holder(s) thereof if Strategic does not accept for payment any of the principal amount of such Exchangeable Notes.

The undersigned covenants, represents and warrants to Strategic that, in connection with its tender of the Exchangeable Notes indicated in the box above pursuant hereto:

1. the undersigned has received a copy of this document and the Offer to Purchase and agrees to be bound by all the terms and conditions of the Tender Offer;

2. the undersigned has full power and authority to tender, sell, assign and transfer the Exchangeable Notes tendered hereby;

3. the undersigned has assigned and transferred such Exchangeable Notes to the Depositary and irrevocably constitutes and appoints the Depositary as its, his or her true and lawful agent and attorney-in-fact to cause such Exchangeable Notes to be tendered in the Tender Offer, that power of attorney being irrevocable and coupled with an interest, subject only to the right of withdrawal (described in the Offer to Purchase), it being understood that the right of withdrawal terminates on the Expiration Date, subject to certain exceptions required by law;

4. the undersigned’s Exchangeable Notes are being tendered, and will, when accepted by the Depositary, be free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the claims of a Holder under the terms of the Tender Offer; and

5. the undersigned will, upon Strategic’s request or the request of the Depositary, as applicable, execute and deliver any additional documents necessary or desirable to complete the tender of such Exchangeable Notes.

The Holder of each Exchangeable Note tendered and accepted for payment will receive interest, if any, thereon from the last interest payment date to, but not including, the purchase date for such Exchangeable Notes, upon the terms and subject to the conditions described in the Offer to Purchase. Under no circumstances will any interest be payable because of any delay in the transmission of funds to Holders by the Depositary.

The undersigned’s agent, by delivering, or causing to be delivered, those Exchangeable Notes and the completed Agent’s Message or a completed Letter of Transmittal, to the Depositary is representing and warranting that the undersigned, as owner of the Exchangeable Notes, has represented, warranted and agreed to each of the above. The undersigned understands that Strategic’s acceptance of the Exchangeable Notes tendered pursuant to the procedures described in the section captioned “Terms of the Tender Offer—Procedures for Tendering” of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Strategic upon the terms and subject to the conditions of the Tender Offer.

The name(s) and address(es) of the DTC participant should be printed, if they are not already printed above, exactly as they appear on a security position listing as the owner of the Exchangeable Notes.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, Strategic may terminate or amend the Tender Offer.

For purposes of the Tender Offer, the undersigned understands that Strategic will be deemed to have accepted for purchase , and thereby purchased, all Exchangeable Notes validly tendered and not validly withdrawn on or prior to the Expiration Date, or defectively tendered Exchangeable Notes with respect to which Strategic has waived such defect, if, as and when Strategic gives oral or written notice thereof to the Depositary.

All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the delivery and surrender of the Exchangeable Notes is not effective, and the risk of loss of the Exchangeable Notes does not pass to the Depositary, until receipt by the Depositary of (a) a properly transmitted Agent’s Message or (b) a properly completed and duly executed Letter of Transmittal and the certificates of the tendered Exchangeable Notes accompanying the Letter of Transmittal together with all accompanying evidences of authority and any other required documents in form satisfactory to Strategic. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Exchangeable Notes will be determined by Strategic, which determination shall be final and binding.

PLEASE SIGN HERE—To Be Completed By All Tendering Holders

(Please Complete and Return with IRS Form W-9, the Substitute Form W-9 provided herein or other applicable IRS Form,

unless an Agent’s Message is Delivered through the Facilities of DTC)

This Letter of Transmittal must be signed, if tendered by a DTC participant, exactly as such DTC participant’s name appears on a security position listing as the owner of Exchangeable Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Strategic of such person’s authority to so act. See Instruction 4 below.

(Signature(s) of Holder(s) or Authorized Signatory)

Dated: , 2010.

Name(s):

(Please Print)

Capacity:
Address:

(Including Zip Code)

Area Code and Telephone No.:

PLEASE COMPLETE IRS FORM W-9, THE SUBSTITUTE FORM W-9 PROVIDED HEREIN OR

OTHER APPLICABLE IRS FORM

SIGNATURE GUARANTEE (See Instruction 4 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)
(Address (including zip code) and Telephone Number (including area code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)

Date:                     , 2010.

SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 6, 7 and 8)

To be completed ONLY if Exchangeable Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or if the payment check for the Tender Offer Consideration for the Exchangeable Notes, plus accrued and unpaid interest, is to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal, or issued to an address different from that shown in the applicable box(es) under the heading entitled “Description of Exchangeable Notes Tendered” within this Letter of Transmittal, or if Exchangeable Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the book-entry transfer facility other than the one designated above.

☐	Payment Check(s)

Name(s):
(Please Print)

(Including Zip Code)

Taxpayer Identification Number, Social Security Number

or Employer Identification Number

(See IRS Form W-9, or other applicable IRS Form)

☐	Credit unpurchased Exchangeable Notes by book-entry to the book-entry transfer facility account set forth below:

DTC Account Number:

Number of Account Party:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1. Delivery of Letter of Transmittal; Exchangeable Notes and All Other Required Documents; No Guaranteed Delivery Procedures. To tender Exchangeable Notes, a properly completed and duly executed copy or facsimile of this Letter of Transmittal, with any required signature guarantee, or an Agent’s Message (in the case of a book-entry transfer) and any other documents required by the Offer Documents, must be received by the Depositary on or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY, INCLUDING DELIVERY THROUGH DTC, AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING EXCHANGEABLE NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. Except as otherwise provided below, the delivery will be made when actually received by the Depositary. This Letter of Transmittal and any other required documents should be sent only to the Depositary, not to Strategic, SH Funding, the trustee for the Exchangeable Notes, the Dealer Managers or DTC.

The Depositary and DTC have confirmed that Exchangeable Notes held in book-entry form through DTC that are to be tendered in the Tender Offer are eligible for ATOP. To effectively tender Exchangeable Notes eligible for ATOP that are held through DTC, DTC participants must, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Depositary, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Depositary’s account at DTC and send an Agent’s Message to the Depositary for its acceptance. Delivery of documents to DTC does not constitute delivery to the Depositary. Holders desiring to tender Exchangeable Notes on the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such date.

Pursuant to authority granted by DTC, any DTC participant that has Exchangeable Notes credited to its DTC account at any time (and thereby held of record by DTC’s nominee) may directly tender such Exchangeable Notes as though it were the registered Holder by so completing, executing and delivering the Letter of Transmittal or delivering an Agent’s Message. Tenders of Exchangeable Notes will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with the Tender Offer.

The method of delivery of this Letter of Transmittal, Exchangeable Notes and all other required documents to the Depositary is at the election and risk of the Holders.

No alternative, conditional or contingent tenders of Exchangeable Notes will be accepted. Except as otherwise provided for in the Offer Documents, the delivery will be deemed made only when (a) the Agent’s Message or (b) the Letter of Transmittal and certificates of the tendered Exchangeable Notes are actually received by the Depositary. This Letter of Transmittal should be sent only to the Depositary. The Depositary will not accept any tender materials other than Letters of Transmittal and the DTC participants’ Agent’s Messages.

Strategic does not intend to permit tenders of Exchangeable Notes by guaranteed delivery procedures.

All tendering Exchangeable Note Holders, by execution of this Letter of Transmittal or a manually signed facsimile of this Letter of Transmittal, or delivery of an Agent’s Message, waive any right to receive any notice of the acceptance of their tender.

2. Withdrawal of Tenders. Exchangeable Notes validly tendered on or prior to the Expiration Date may be validly withdrawn at any time on or prior to the Expiration Date, but not thereafter, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by Strategic).

If the Tender Offer with respect to the Exchangeable Notes is terminated without Strategic having purchased any Exchangeable Notes pursuant to the Tender Offer, whether prior to or after the Expiration Date, Strategic will promptly return the Exchangeable Notes tendered pursuant to the Tender Offer to the tendering Holder.

For a withdrawal of a tender of Exchangeable Notes to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Depositary at its address set forth on the back cover of this Offer to Purchase on or prior to 12:00 midnight, New York City time, on June 7, 2010 (inclusive of June 7, 2010), by mail, fax or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must specify the name of the Holder who tendered the Exchangeable Notes to be withdrawn and, if different, the name of the registered Holder of such Exchangeable Notes (or, in the case of Exchangeable Notes tendered by book-entry transfer, the name of the DTC participant for whose name appears on the security position listing as the owner of such Exchangeable Notes). Further, any such notice of withdrawal must contain the description of the Exchangeable Notes to be withdrawn (including the principal amount of the Exchangeable Notes to be withdrawn and, in the case of Exchangeable Notes tendered by delivery of certificates rather than book-entry transfer, the certificate numbers thereof). Unless transmitted through ATOP, a notice of withdrawal also must be signed by the Holder of such Exchangeable Notes in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees (or, in the case of Exchangeable Notes tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed in the applicable Agent’s Message), or be accompanied by evidence satisfactory to Strategic that the person withdrawing the tender has succeeded to the beneficial ownership of such Exchangeable Notes. If the Letter of Transmittal was executed by a person other than the registered Holder, the notice of withdrawal must be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such Holder. The signature on the notice of withdrawal must be guaranteed by a Medallion Signature Guarantor unless such Exchangeable Notes have been tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Exchangeable Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon receipt by the Depositary of a written or faxed notice of such withdrawal even if physical release is not immediately effected.

Through DTC, the Depositary will return to tendering Holders all Exchangeable Notes in respect of which it has received valid withdrawal instructions prior to the Expiration Date promptly after it receives such instructions.

Holders may not rescind their withdrawal of tenders of Exchangeable Notes, and any Exchangeable Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer. Properly withdrawn Exchangeable Notes may, however, be re-tendered by again following one of the procedures described in the Offer to Purchase under “Terms of the Tender Offer—Procedures for Tendering” at any time on or prior to the Expiration Date.

Holders can withdraw the tender of their Exchangeable Notes only in accordance with the procedures outlined in the Offer Documents.

All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by Strategic, in its sole discretion, which shall be final and binding. None of the Depositary, the Dealer Managers, the Information Agent, Strategic or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or incur any liability for failure to give any such notification.

If Strategic is delayed in its acceptance for purchase of, or payment for, any Exchangeable Notes or is unable to accept for purchase or pay for Exchangeable Notes pursuant to the Tender Offer for any reason, then, without prejudice to Strategic’s rights hereunder, but subject to applicable law, tendered Exchangeable Notes may be retained by the Depositary on behalf of Strategic and may not be validly withdrawn (subject to Rules 13e-4 and 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require that Strategic pay the consideration offered or return the Exchangeable Notes deposited by or on behalf of the Holders promptly after the termination or withdrawal of the Tender Offer).

3. Partial Tenders and Unpurchased Exchangeable Notes. If fewer than all of the Exchangeable Notes owned by a Holder are tendered, the Holder must fill in the aggregate principal amounts of such Exchangeable Notes tendered in the third column of the appropriate box(es) under the heading entitled “Description of Exchangeable Notes Tendered” herein. The entire aggregate principal amount represented by the Exchangeable Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated. If the entire principal amount of all Exchangeable Notes is not tendered or not accepted for payment, Exchangeable Notes representing such untendered amount will be sent to, or if tendered by book-entry transfer through DTC, returned by credit to the account at DTC designated herein of, the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 6).

4. Signatures on Letter of Transmittal; Signature Guarantees.

Exact Signature. If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Exchangeable Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Exchangeable Notes.

Joint Holders. If the Exchangeable Notes tendered are registered in the names of two or more joint Holders, each Holder must sign this Letter of Transmittal.

Signatures of Fiduciaries. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Strategic of his or her authority to so act.

No signature guarantee is required if either:

•

this Letter of Transmittal is signed by the registered Holder(s) of the Exchangeable Notes tendered herewith, or by the DTC participant whose name appears on a security position listing as the owner of the Exchangeable Notes, and the payment of the Tender Offer Consideration is to be made, or any Exchangeable Notes for principal amounts not tendered or not accepted for payment are to be issued, directly to such Holder(s), or, if signed by the DTC participant, any Exchangeable Notes for principal amounts not tendered or not accepted for payment are to be credited to such participant’s account at DTC, and the “Special Payment and Delivery Instructions” box of this Letter of Transmittal has been completed.

•

the Exchangeable Notes are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Exchange Act.

In all other cases an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal.

5. Transfer Taxes. Tendering Holders of Exchangeable Notes purchased in the Tender Offer will not be obligated to pay, except as set forth in this Section 5, transfer taxes with respect to the purchase of their Exchangeable Notes. If, however, the Tender Offer Consideration is to be paid to, or if Exchangeable Notes not tendered or not accepted for payment are to be registered in the name of, any person other than a Holder, the amount of any transfer taxes (whether imposed on the Holder or such other person) payable on account of the transfer to such person will be deducted from the Tender Offer Consideration, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. For the avoidance of doubt, transfer taxes will not be considered to include income, franchise or similar taxes that are occasioned by the transfer of Exchangeable Notes pursuant to the Tender Offer.

6. Special Payment and Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which checks constituting payments for Exchangeable Notes to be purchased in the Tender Offer are to be issued or sent, if different from the name and address of the registered or acting Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no instructions are given (a) payment of the Tender Offer Consideration to be made in connection with the Tender Offer will be made to and (b) Exchangeable Notes not tendered or not accepted for payment will be returned to, the registered Holder of the Exchangeable Notes tendered. Strategic has no obligation pursuant to the “Special Payment and Delivery Instructions” box to transfer any Exchangeable Notes from the name of the registered Holder(s) thereof if Strategic does not accept for purchase any of the principal amount of such Exchangeable Notes.

7. Backup Withholding; IRS Form W-9; IRS Form W-8. Each tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding at a rate of 28% on payments made pursuant to the Tender Offer unless the Holder (i) establishes that he, she or it is a corporation or other exempt Holder or (ii) provides an accurate taxpayer identification number on an IRS Form W-9, and makes the appropriate certifications set forth in IRS Form W-9 under penalties of perjury. Each tendering Holder that is a Non-U.S. Holder must submit a properly completed applicable IRS Form W-8, certifying, under penalties of perjury, to such Non-U.S. Holder’s foreign status in order to establish an exemption from backup withholding. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete IRS Form W-9 if the Exchangeable Notes are held in more than one name), consult the instructions in IRS Form W-9. An applicable IRS Form W-8 or IRS Form W-9 may be obtained from the Depositary or at the IRS website at http://www.irs.gov. Exempt U.S. Holders should complete and return an IRS Form W-9 or other applicable IRS Form and check the “Exempt payee” box to avoid possible erroneous backup withholding. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a Holder’s U.S. federal income tax liability will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

Regardless of backup withholding, payments of accrued and unpaid interest to a Non-U.S. Holder will be subject to 30% U.S. federal withholding tax (or lower applicable treaty rate) unless the Non-U.S. Holder provides proper certification on an applicable IRS Form W-8 and certain other requirements are met.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS OFFER TO PURCHASE IS NOT INTENDED OR WRITTEN BY US TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE CODE; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE COMPANY’S PROMOTION OR MARKETING OF THE OFFER TO PURCHASE; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

8. Irregularities. Strategic will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Exchangeable Notes and its determination shall be final and binding on all parties. Strategic reserves the absolute right to reject any and all tenders of Exchangeable Notes determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. Strategic also reserves the absolute right to waive any of the conditions of the Tender Offer or any defect or irregularity in the tender of any particular Exchangeable Notes and Strategic’s interpretation of the terms of the Tender Offer (including these instructions) shall be final and binding on all parties. No tender of Exchangeable Notes will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as Strategic shall determine. None of Strategic, SH Funding, the Dealer Managers, the Depositary, the Information Agent or any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

9. Waiver of Conditions. Strategic expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Tender Offer in the case of any Exchangeable Notes tendered, in whole or in part, at any time and from time to time.

10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Exchangeable Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Tender Offer may be obtained from, either the Dealer Managers or the Information Agent whose respective address and telephone numbers appear on the last page of the Offer to Purchase and this Letter of Transmittal.

THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW ON OR PRIOR TO THE EXPIRATION DATE FOR HOLDERS OF EXCHANGEABLE NOTES WISHING TO TENDER THEIR EXCHANGEABLE NOTES AND RECEIVE THE TENDER OFFER CONSIDERATION.

SUBSTITUTE FORM W-9

Request for Taxpayer Identification Number and Certification

Department of the Treasury

Internal Revenue Service

PAYER’S NAME:___________________, as depositary

PAYEE INFORMATION (please print or type)

Individual or business name:

Check appropriate box:	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership

	☐ Other	☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.):

City, state, and ZIP code:

PART I: Taxpayer Identification Number (“TIN”)

Enter your TIN below. For individuals, your TIN is your social security number. Sole proprietors may enter either their social security number or their employer identification number. If you are a limited liability company that is disregarded as an entity separate from your owner, enter your owner’s social security number or employer identification number, as applicable. For other entities, your TIN is your employer identification number.

Social security number:

or

Employer identification number:

☐ Applied For

PART II: Certification

Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the “IRS”) that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me). I understand that until I provide my TIN to the payer, a portion of all reportable payments made to me by the payer may be withheld and remitted to the IRS as backup withholding.

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

3.	I am a U.S. citizen or other U.S. person (as defined in the instructions to the IRS Form W-9).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature	Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE

“APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax until I provide a properly certified taxpayer identification number.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO AN OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the SOCIAL SECURITY number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—
1.	An individual’s account		The individual	7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	8.	Corporate or LLC’s electing corporate status on Form 8832 account	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	9.	Religious, charitable, or educational organization account	The organization

4.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person		The ward, minor, or incompetent person(3)	10.	Partnership or multi-member LLC account	The partnership

5.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	11.	Association, club or other tax-exempt organization	The organization

	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	12.	A broker or registered nominee	The broker or nominee

6.	Sole proprietorship account or single-owner limited liability company (“LLC”)		The owner(4)	13.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	Show the name of the owner.
(5)	List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, Form W-7, Application for an IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt From Backup Withholding

•	Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement arrangement (IRA) or custodial account under section 403(b)(7) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852) of the Code.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX TITLED “EXEMPT FROM BACKUP WITHOLDING” ON THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act—Notice-Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of a your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and states agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Penalties for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	Criminal Penalty for Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Tender Offer is:

Global Bondholder Services Corporation

By facsimile:

(For Eligible Institutions only)

(212) 430-3775

Confirmation:

(212) 430-3774

By Mail, Overnight Courier or by Hand:

65 Broadway—Suite 404

New York, New York 10006

Attn: Corporate Actions

Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and all other Tender Offer materials may be directed to the Information Agent as set forth below and will be furnished promptly at Strategic’s expense. Questions regarding the terms of the Offer to Purchase and this Letter of Transmittal may be directed to the Dealer Managers, at their respective addresses and telephone numbers set forth below. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Tender Offer.

The Information Agent for the Tender Offer is:

Global Bondholder Services Corporation

65 Broadway—Suite 404

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers, Call Collect:

(212) 430-3774

All Others Call Toll-Free:

(866) 470-4300

The Dealer Managers for the Tender Offer are:

J.P. Morgan Securities Inc.	Deutsche Bank Securities Inc.

383 Madison Avenue New York, New York 10179 Attn: Equity Syndicate Desk Telephone: (800) 261-5767	60 Wall Street New York, New York 10005 Attn: Equity Capital Markets Syndicate Desk Telephone: (212) 250-5600